May 21, 2014

Martin James

Senior Assistant Chief Accountant

Dennis Hult

Staff Accountant

United States

Securities & Exchange Commission

Washington, D. C. 20549

Re: US-DADI Fertilizer Industry International, Inc.

Item 4.02 Form 8-K

Filed March 25, 2014

File No. 1-35821

Dear Mr. James,

This letter is in response to your letter of March 26, 2014.

Form 8-K filed March 25, 2014

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

1. Please file an amended Item 4.02 Form 8-K to indicate the date management concluded that the previously issued consolidated financial statements included in your Form 10-K for the year ended December 31, 3012 and the interim financial statements for the year 2013 should not be relied upon, as required by Instruction 4.02 (a)(1) of Form 8-K.

Revised to indicate March 7, 2014.

2. In providing this information, please also include the effective date that the SEC denied Sam Kan & Company the privilege of appearing or practicing before the commission as an accountant.

February 20, 2014 date added.

3. Please note that Item 4.02 of Form 8-K only requires you to file the independent accountant’s letter as an exhibit under certain circumstances. Please refer to Item 4.02(c) of Form 8-K. If you conclude that a letter is required, please revise the filing to clarify why the letter is required and to the extent you are unable to obtain the Exhibit 16 letter from Sam Kan & Company at the time you file your amended Form 8-K, disclose that fact. If you conclude that a letter is not required, please remove the language that currently indicates you requested that Sam Kan & Company furnish such a letter.

Reference to the letter deleted.

Very truly yours,

/s/ Haitao Liu

Haitao Liu, CEO

US-Dadi Fertilizer Industry International, Inc.